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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 17, 1995
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                       ----------------------------------



                             WMX TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       1-7327                                                   36-2660763
(COMMISSION FILE NUMBER)                                      (IRS EMPLOYER
                                                            IDENTIFICATION NO.)

         3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS                 60521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (708) 572-8800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5.  Other Events.
         ------------

          On October 17, 1995, the registrant issued a news release reporting its results of operations for the third quarter of 1995. The registrant also announced that its majority-owned subsidiary Waste Management International plc may record a charge that could be material to the results of operations following a review of operations and management structure that is expected to be completed in the fourth quarter.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     No financial statements, pro forma financial information or exhibits are filed as a part of this report.

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         WMX TECHNOLOGIES, INC.

                                         By:   /s/ Thomas A. Witt
                                               -------------------------
                                               Thomas A. Witt
                                               Vice President

Dated:  October 17, 1995

                                       3
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                             WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ---------------------------------

1.    None

2     None

4.    None

16.   None

17.   None

20.   None

23.   None

24.   None

27.   None

99.1  News release dated October 17, 1995 issued by WMX Technologies, Inc.


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   * Exhibits not listed are inapplicable.